REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND
(Founders Shares – REIFX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated September 10, 2015
To the Fund’s Prospectus and Statement of Additional Information dated May 1, 2015

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Shareholders were previously notified that the objective of the Fund was changing. The change, which was originally intended to go effective on August 7, 2015, is now scheduled to go effective on September 16, 2015. After reviewing the objective further, the Board of Trustees of the Fund have determined to make a minor editorial clarification such that the investment objective will now read as follows:

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate. (new language bold and underlined)

Previously, the Fund’s investment objective was:

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE